                                                                   EXHIBIT 10.16

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


         THIS FIFTH AMENDMENT (the "Amendment") dated as of May 22, 2002, is to that certain Credit Agreement dated as of August 29, 1998, as amended by a First Amendment to Credit Agreement dated as of December 18, 1998, as amended by a Second Amendment to Credit Agreement dated as of July 10, 2000, as amended by a Waiver and Third Amendment to Credit Agreement dated as of May 15, 2001, as further amended by a Waiver, Consent and Fourth Amendment to Credit Agreement dated April 19, 2002 (as may be subsequently amended and modified from time to time, the "Credit Agreement"), by and among TUFCO, L.P., a Delaware limited partnership (the "Borrower"), TUFCO TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), the other guarantors defined therein, the several banks and other financial institutions identified therein (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank, as agent for the Lenders thereunder (in such capacity, the "Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.


                                   WITNESSETH:

         WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

         WHEREAS, the Borrower has requested that the Required Banks amend certain provisions of the Credit Agreement by making certain modifications thereto including a $3,000,000 decrease to the Revolving Commitment; and

         WHEREAS, the Required Banks have agreed to the requested amendment on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         A. The Credit Agreement is amended in the following respects:

            1. The definition of "Revolving Commitment" in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount of "Twelve Million Dollars ($12,000,000)" in the last sentence thereof and replacing it with "Nine Million Dollars ($9,000,000)".

            2. The definition of "Revolving Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "June 1, 2002" and replacing it with "August 1, 2002".

         B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

         C. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

         (a) Execution of the Amendment. The Agent shall have received counterparts of this Amendment, executed by a duly authorized officer of each party hereto.

         (b) Amendment Fee. The Borrower shall have paid an amendment fee equal to $22,500 to be shared pro rata among the Lenders party hereto.

         (c) Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Agent's legal counsel.

         D. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         E. This Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.


BORROWER:                    TUFCO, L.P.,

                             By:  Tufco Tech, Inc.
                                  its Managing General Partner

                                  By:
                                      -----------------------------------------
                                      Name: Drew W. Cook
                                      Title: CAO/Corporate Controller

PARENT:                      TUFCO TECHNOLOGIES, INC.,


                             By:
                                 -----------------------------------------------
                                 Name: Drew W. Cook
                                 Title: CAO/Corporate Controller
OTHER
GUARANTORS:                  TECHNOLOGIES I, INC.


                             By:
                                 -----------------------------------------------
                                 Name: Kathy Manos
                                 Title: President

                             TUFCO, INC.


                             By:
                                 -----------------------------------------------
                                 Name: Kathy Manos
                                 Title: President


                             TFCO, INC.


                             By:
                                 -----------------------------------------------
                                 Name: Kathy Manos
                                 Title: President


                             FOREMOST MANUFACTURING COMPANY INC.


                             By:
                                 -----------------------------------------------
                                 Name: Drew W. Cook
                                 Title: CAO/Corporate Controller

                             TUFCO TECH, INC.


                             By:
                                 -----------------------------------------------
                                 Name: Drew W. Cook
                                 Title: CAO/Corporate Controller

AGENTS AND LENDERS:          WACHOVIA BANK, NATIONAL ASSOCIATION,
                             formerly known as FIRST UNION NATIONAL BANK, as Administrative Agent and as a Lender


                             By:
                                 -----------------------------------------------
                                   Name:
                                   Title:

                              JP MORGAN CHASE BANK


                              By:
                                 -----------------------------------------------
                                   Name:
                                   Title: